BABSON
GROWTH
FUND

Annual Report
June 30, 1997

JONES & BABSON
MUTUAL FUNDS


MESSAGE
TO OUR SHAREHOLDERS



1997 is shaping up to be another banner year in the stock market, on the heels of two very strong years in 1995 and 1996. Babson Growth Fund gained a total return (price change and reinvested distributions) of 30.1% during the fiscal year ended June 30, 1997, compared to a gain of 23.9% for the average growth equity mutual fund (880 total) as measured by Lipper Analytical Services.

                         Investment Results - Total Return
                                Periods Ended 6/30/97
                                3 mos.  6 mos.  12 mos.
BABSON GROWTH FUND              15.8%   17.0%   30.1%
Lipper Growth Funds Average
	(880 funds)                    15.8%   15.4%   23.9%
S&P 500 Index*                  17.4%   20.1%   34.7%
*unmanaged

During the latest fiscal year the Fund paid ordinary income dividends of $.09 per share and realized capital gains of $.78 per share. At fiscal year-end the net asset value per share was $17.80. For our corporate shareholders, 100% of the ordinary income distributions qualify for the corporate dividends received deduction.

The stock market as measured by the Standard & Poors 500 Index gained 17.4% in the second calendar quarter of 1997, the fourth highest quarterly gain since 1950, and the best since the first quarter of 1987. In the other three instances, however, the market had fallen in the six months prior to the strong quarter; this gain follows an 11.7% six-month rise. The S&P 500 has returned 107% since the latest leg of this bull market began in December 1994
- quite a remarkable achievement by any measure.

Our approach to investing in growth stocks remains the same: we are focused on identifying high quality companies with leading market positions, proven management teams with a track record of consistently superior results, strong balance sheets with low relative debt levels and solid cash flows. We seek to invest in firms with the competitive advantages, management and financial strength to deliver sustained long-term growth.

In the six-month period ended June 30, 1997 we made several new investments in companies with the aforementioned characteristics: Nike (athletic footwear and apparel manufacturer and marketer), Compaq Computer (personal computer and server manufacturer and marketer), Boston Scientific (developer and manufacturer of specialty medical devices), Linear Technology (designer, manufacturer and marketer of linear (analog) circuits, including amplifiers, data converters and voltage regulators). During this same time period we liquidated our investments in Advanta, Pharmacia & Upjohn and IBP due to slowing or stalled earnings growth. We also sold our positions in Minnesota Mining & Manufacturing, McDonnell Douglas and United Technologies which were highly valued verses their historic levels and verses the market overall.

We appreciate your continued interest in Babson Growth Fund.

Sincerely,

/S/Larry D. Armel
Larry D. Armel
President


ECONOMIC AND PORTFOLIO REVIEW

Babson Growth Fund is a no-load mutual fund invested in a diversified list of common stocks selected for their long-term possibilities of both capital and income growth. It was founded particularly for those investors who believe in the Fund's fundamental investment policy and who wish to receive, through ownership of the Fund's shares, continuous portfolio supervision by the staff of David L. Babson & Co. Inc.

The year began on a strong note, as economic growth exceeded prior year expectations. With oil prices on the rise and unemployment near a quarter century low, there was concern that inflation would begin to accelerate. At the end of the first quarter, the Federal Reserve felt compelled to tighten policy for the first time since early 1995 in an effort to cool the economy.

Immediately after the Fed tightened, the economy began to slow from the 5.9% pace of the first three months of the year. While personal consumption remained healthy, purchases of big ticket items weakened and industrial production softened as firms attempted to restrain inventory. Though unemployment moved still lower, inflationary fears receded as oil prices fell sharply from the highs of early winter. The year-to-year percentage change in the Consumer Price Index fell from 3.2% in December to 2.2% just six months later, and the Fed now appears to be on hold.

As a result of these trends, we appear to have reached economic nirvana, with growth proceeding at a healthy rate and inflation running at an extraordinarily low level for such a late stage in the business cycle. In fact, the current expansion is now the longest of the post-war era. The major questions facing economists now are what is causing this prosperity and will it ever come to an end?

Examining the economy's stellar performance of recent years reveals a confluence of positive trends. Monetary policy has been conducted so as to allow the economy to grow at its potential without overheating. The fiscal budget deficit has shrunk to less than $70 billion over the last twelve months, allowing resources to flow to the more efficient private sector. The private sector has made use of the additional capital available to it by embarking on a capital spending spree. The increased efficiencies of this capital investment are creating productivity gains that are bolstering profitability even in the face of intense global competition, which is in turn helping to limit inflation.

The key to extending this business cycle further is to keep these trends intact. It appears that monetary and fiscal policy will continue to be run prudently for the foreseeable future, so it will be up to the private sector to keep productivity growing at a fast enough rate to keep up with overall demand. This task becomes more difficult as the expansion ages, but the application of new technology means that it is not impossible. If capital spending can help keep the economy in balance and if an outside shock can be avoided, then it is conceivable that the economy could continue to grow for quite some time.

Corporate profit growth continues to be stronger and better than expected. Technology companies have reported the highest earnings gains so far this year, with healthcare companies just behind them. Earnings growth in most sectors of the market is being driven by strong growth in revenues this year. This is different from the growth we experienced in 1995 and 1996, where many gains in corporate profits came from cost cutting and restructuring efforts.

Healthcare and consumer stocks are leading the market to new highs, but all sectors of the market are up year-to-date. The only disappointing segment of the market has been in the utilities sector, where looming deregulation is still creating uncertainty among investors.

With economic growth proceeding at a healthy rate and the current low level of inflation we are optimistic about the long-term picture for the financial markets. We are cautious, however, on the shorter-term outlook for the markets if we should experience some meaningful but unexpected outside shock to the system.

David L. Babson & Co. Inc.


The Fund's Ten Largest Holdings

                                                         OWNED BY                         PERCENT
1997    1996                                             THE FUND      MARKET             OF             S&P
RANK    RANK      COMPANY                                SINCE         VALUE              PORTFOLIO      RANKING
</CATPION>
  1       4       Philip Morris Cos., Inc.               1989          $11,315,625        3.13%          A+
  2       2       American Home Products Corp.           1990           11,092,500        3.07%          A+
  3       3       Johnson & Johnson                      1974           10,943,750        3.03%          A+
  4       6       General Electric Co.                   1990           10,460,000        2.90%          A+
  5      21       Intel Corp.                            1996            9,948,147        2.75%          B+
  6       5       First Data Corp.                       1995            9,154,027        2.53%          B+
  7       1       Bristol-Meyers Squibb Co.              1995            8,910,000        2.47%          A
  8       9       Automatic Data Processing, Inc.        1990            8,695,000        2.41%          A+
  9      20       Federal Home Loan Mortgage Corp.       1994            8,525,000        2.36%          N
 10       8       Anheuser-Busch Cos., Inc.              1981            8,387,500        2.32%          A

David L. Babson Growth Fund versus S&P 500 and Value Line

GRAPH - David L. Babson Growth Fund versus S&P 500 and Value Line

Babson Growth Fund's average annual compounded total return for one, five and ten year periods ended June 30, 1997, were 30.10%, 17.94% and 11.43%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, redemption value may be more or less than original cost.



HISTORICAL RECORD

Progress of the Fund since it was founded in 1960.

<CATPION>
                                                                                                       NET ASSET
                                                                                      NET ASSET        VALUE PER
                                                   *LONG TERM      *SHORT TERM        VALUE PER       SHARE WITH
FISCAL                      NET       *ORDINARY      CAPITAL          CAPTIAL        SHARE WITH      DIVIDENDS AND
YEAR        TOTAL          ASSET       INCOME         GAINS            GAINS        CAPITAL GAINS    CAPITAL GAINS
ENDED        NET           VALUE      DIVIDENDS   DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS     DISTRIBUTIONS
JUNE 30    ASSETS        PER SHARE    PER SHARE       PER SHARE       PER SHARE      REINVESTED        REINVESTED
(Inception April 30)
<CATPION>
1960    $    128,066     $  4.87      $  -0-          $  -0-           $  -0-             4.87           $ 4.87
1965       5,176,041        6.36        0.100           0.07              -0-             6.52             6.97
1970      28,729,379        7.16        0.170           0.02              -0-             7.63             8.87
1971      54,672,327        9.60        0.190            -0-              -0-            10.23            12.15
1972      77,860,344       10.90        0.180            -0-              -0-            11.62            14.05
1973     106,017,401       10.66        0.160           0.09              -0-            11.46            14.05
1977     217,273,868        9.27        0.240            -0-              -0-             9.97            13.46
1978     217,114,139        9.40        0.280            -0-              -0-            10.11            14.06
1979     218,528,345       10.20        0.320            -0-              -0-            10.97            15.76
1980     234,348,577       11.25        0.390            -0-              -0-            12.08            18.01
1981     281,980,936       12.74        0.410            -0-              -0-            13.68            21.04
1982     205,749,921        9.67        0.440           0.79              -0-            11.24            17.97
1983     249,201,722       14.40        0.380           0.19               0.04          16.96            27.97
1984     208,290,661       10.85        0.380           1.615             -0-            14.68            24.91
1985     215,374,722       13.40        0.4025          1.6285             0.2225        18.14            31.36
1986     253,780,848       13.62        0.3525          1.3725            -0-            22.89            42.37
1987     288,727,782       16.25        0.305           1.29               0.005         28.45            53.43
1988     237,465,629       11.66        0.2925          2.3425            -0-            26.09            50.10
1989     266,125,877       11.87        0.3085          1.20               0.0965        29.38            58.38
1990     259,076,870       11.18        0.2725          1.125              0.01          30.36            62.04
1991     235,812,697       11.05        0.245           0.18              -0-            30.55            63.92
1992     232,400,994       11.70        0.20            0.025              0.011         32.45            69.10
1993     245,201,417       12.30        0.195           0.865             -0-            36.49            78.97
1994     227,724,061       11.78        0.20            0.7931            -0-            37.28            81.97
1995     247,282,420       13.43        0.18            0.5345            -0-            44.19            98.55
1996     280,457,130       14.42        0.132           1.908             -0-            53.72           121.21
1997     365,224,285       17.80        0.09            0.78              -0-            69.26           157.69

* Includes dividends and distributions applicable to the fiscal year which may have been paid soon after the fiscal year-end.


STATEMENT OF NET ASSETS
June 30, 1997

S&P
RANKING**  SHARES  COMPANY                                COST              MARKET VALUE
COMMON STOCKS - 96.67%
BASIC MATERIALS - 7.55%
  B+      124,000  duPont (E.I.) deNemours & Co.          $  2,266,372      $  7,796,500
  A        96,000  Kimberly-Clark Corp.                      4,410,869         4,776,000
  B+      179,000  Monsanto Co.                              6,049,773         7,708,187
  NR      130,000  Praxair Inc.                              5,246,045         7,280,000
							    17,973,059        27,560,687
CAPITAL GOODS - 6.42%
  B+      124,000  Boeing Co.                                2,536,049         6,579,750
  A+      160,000  General Electric Co.                      2,172,760        10,460,000
  A        45,000  Grainger (W.W.), Inc.                     2,445,830         3,518,437
  A-      120,000  Oakwood Homes Corp.                       2,573,738         2,880,000
							     9,728,377        23,438,187
CONSUMER CYCLICAL - 13.80%
  A       110,000  Circuit City Stores, Inc.                 1,206,425         3,911,875
  B        90,000  CVS Corp.                                 3,545,644         4,612,500
  B+      150,000  King World Productions, Inc.              2,561,704         5,250,000
  B+      175,000  Mattel, Inc.                              2,893,302         5,928,125
  A        92,000  Nike, Inc. Cl. B                          5,607,645         5,370,500
  A-      149,250  Paychex, Inc.                             4,621,016         5,671,500
  B+       75,000  Reebok International Ltd.                 1,461,595         3,520,313
  B       142,500  Safeway, Inc.                             2,978,862         6,572,813
  NR      236,400  Viking Office Products, Inc.*             3,891,649         4,491,600
  A        62,959  Walt Disney Co.                           2,772,720         5,052,460
                                                            31,540,562        50,381,686
CONSUMER STAPLES - 11.17%
  A       200,000  Anheuser-Busch Cos., Inc.                 1,289,349         8,387,500
  A+       65,000  CPC International, Inc.                   3,171,847         6,000,313
  A+       80,000  Gillette Co.                              2,482,720         7,580,000
  A       200,000  PepsiCo, Inc.                             3,254,300         7,512,500
  A+      255,000  Philip Morris Cos., Inc.                  2,700,234        11,315,625
                                                            12,898,450        40,795,938
ENERGY - 3.40%
  B+      100,000  Mobil Corp.                               1,470,150         6,987,500
  A       100,000  Royal Dutch Petroleum Co.                   549,437         5,437,500
                                                             2,019,587        12,425,000
FINANCIAL - 10.76%
  A+       55,000  American International Group, Inc.        1,437,975         8,215,625
  NR      248,000  Federal Home Loan Mortgage Corp.          3,241,171         8,525,000
  A        45,000  General Re Corp.                          3,605,130         8,190,000
  B       140,000  Mellon Bank Corp.                         2,598,167         6,317,500
  A-      125,000  NationsBank Corp.                         4,616,059         8,062,500
                                                            15,498,502        39,310,625
HEALTH CARE - 18.93%
  A+       70,000  Abbott Laboratories                       1,720,225         4,672,500
  A+      145,000  American Home Products Corp.              3,585,863        11,092,500
  NR      132,000  Boston Scientific Corp.*                  6,360,488         8,109,750
  A       110,000  Bristol-Myers Squibb Co.                  4,228,073         8,910,000
  B+      105,000  Cardinal Health, Inc.                     4,215,087         6,011,250
  A+      170,000  Johnson & Johnson                           500,844        10,943,750
  A-       67,000  Pfizer, Inc.                              4,686,256         8,006,500
  NR       92,000  Scherer (R.P.) Corp.*                     4,235,608         4,749,500
  NR      225,000  Tenet Healthcare Corp.                    4,080,125         6,651,562
                                                            33,612,569        69,147,312
MISCELLANEOUS - 1.80%
  A-      200,000  Service Corp. International               1,718,500         6,575,000

TECHNOLOGY - 22.84%
  A+      185,000  Automatic Data Processing, Inc.           2,290,683         8,695,000
  B        82,000  Cisco Systems, Inc.*                      4,604,000         5,504,250
  B        75,000  Compaq Computer Corp.*                    6,203,875         7,443,750
  B+       81,000  Computer Sciences Corp.                   1,176,390         5,842,125
  B+      208,342  First Data Corp.                          5,173,495         9,154,027
  NR       95,000  Guidant Corp.                             4,581,199         8,075,000
  A        96,000  Hewlett-Packard Co.                       4,469,456         5,376,000
  B+       70,150  Intel Corp.                               4,882,677         9,948,147
  NR      142,500  KLA-Tencor Corp.*                         4,712,150         6,946,875
  B+       96,900  Linear Technology Corp.                   4,770,822         5,014,575
  B        71,000  Seagate Technology*                         855,602         2,498,312
  NR       85,000  Vodafone PLC ADR                          2,633,740         4,117,187
  A       160,000  Wallace Computer Services, Inc.           2,762,044         4,810,000
                                                            49,116,133        83,425,248
TOTAL COMMON STOCKS - 96.67%                               174,105,739       353,059,683

FACE AMOUNT     DESCRIPTION                                  COST           MARKET VALUE

SHORT-TERM CORPORATE NOTES - 2.19%
$ 3,000,000     Ford Motor Credit Corp.,
                5.52%, due July 2, 1997                      3,000,000         3,000,000
  2,000,000     General Electric Capital Corp.,
                5.55%, due July 16, 1997                     2,000,000         2,000,000
  3,000,000     General Motors Acceptance Corp.,
                5.56%, due July 9, 1997                      3,000,000         3,000,000

TOTAL SHORT-TERM CORPORATE NOTES - 2.19%                     8,000,000         8,000,000

REPURCHASE AGREEMENT - 1.28%
$ 4,670,000     UMB Bank, n.a, 5.30%, due July 1, 1997
		(Collateralized by U.S. Treasury Notes,
                7.875%, due November 15, 1999)               4,670,000         4,670,000

TOTAL INVESTMENTS - 100.14%                               $186,775,739       365,729,683

Other assets less liabilities - (0.14%)                                        (505,398)

TOTAL NET ASSETS - 100.00%
	(equivalent to $17.80 per share;
        100,000,000 shares of $1.00 par
	value capital shares authorized;
        20,520,714 shares outstanding)                                      $365,224,285

For federal income tax purposes, the identified cost of investments owned at June 30, 1997, was $186,775,739.

Net unrealized appreciation for federal income tax purposes was $178,953,944, which is comprised of unrealized appreciation of $179,191,089 and unrealized depreciation of $237,145.

*Securities on which no cash dividends were paid during the preceding year.

**Standard & Poor's rankings are derived from statistical measurements of past earnings and dividend stability and growth.

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1997




ASSETS:
  Investment securities, at market value
    (identified cost $186,775,739)                         $ 365,729,683
  Dividends receivable                                           370,328
  Interest receivable                                              6,171
           Total assets                                      366,106,182

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                136,652
   Payable for investments purchased                             745,245
           Total liabilities                                     881,897

NET ASSETS                                                 $ 365,224,285

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)              $ 178,543,696
  Accumulated undistributed income:
    Undistributed net investment income                          100,904
    Accumulated net realized gain on
      investment transactions                                  7,625,741
  Net unrealized appreciation in value
    of investments                                           178,953,944

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                $ 365,224,285

Capital shares, $1.00 par value
  Authorized                                                 100,000,000

  Outstanding                                                 20,520,714

NET ASSET VALUE PER SHARE                                        $ 17.80

See accompanying Notes to Financial Statements.


STATEMENT OF OPERATIONS
Year Ended June 30, 1997

INVESTMENT INCOME:
  Income:
    Dividends                                              $   4,255,467
    Interest                                                     238,142
                                                               4,493,609
  Expenses:
    Management fees (Note 3)                                   2,566,555
    Registration fees and other expenses                          32,978
                                                               2,599,533
      Net investment income                                    1,894,076

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1):
  Realized gain from investment transactions
    (excluding repurchase agreements):
    Proceeds from sales of investments                        66,426,322
    Cost of investments sold                                  49,404,697
      Net realized gain from investment
        transactions                                          17,021,625
  Unrealized appreciation on investments:
    Beginning of year                                        113,825,062
    End of year                                              178,953,944
      Increase in net unrealized
        appreciation on investments                           65,128,882
      Net gain on investments                                 82,150,507
      Increase in net assets resulting
        from operations                                    $  84,044,583


See accompanying Notes to Financial Statements.



STATEMENTS OF CHANGES
IN NET ASSETS
For The Two Years Ended June 30, 1997

                                                             1997             1996
</CATPION>
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                      $   1,894,076    $   2,208,127
  Net realized gain from investment transactions                17,021,625       38,894,419
  Increase in net unrealized appreciation
    on investments                                              65,128,882       14,218,102
    Net increase in net assets resulting
      from operations                                           84,044,583       55,320,648
Net equalization included in the price of shares
  issued and redeemed (Note 1)                                      51,755         (27,236)

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                        (1,793,172)      (2,370,143)
  Net realized gain from investment transactions**            (15,303,933)     (33,840,437)

    Total distributions to shareholders                       (17,097,105)     (36,210,580)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 4,240,248 and
    1,633,664 shares sold                                       67,566,845       23,910,743
  Net asset value of 971,556 and
    2,332,901 shares issued for
    reinvestment of distributions                               15,850,216       33,475,089
                                                                83,417,061       57,385,832
  Cost of 4,135,058 and 2,928,940 shares redeemed             (65,649,139)     (43,293,954)

    Net increase from capital share transactions                17,767,922       14,091,878

      Total increase in net assets                              84,767,155       33,174,710

NET ASSETS:
  Beginning of year                                            280,457,130      247,282,420
  End of year (including undistributed net
    investment income of $100,904 in 1997 and
      $0 in 1996)                                            $ 365,224,285    $ 280,457,130

*Distributions to shareholders:
   Income dividends per share                                     $   0.09          $  .132
   Capital gains distribution per share                           $   0.78          $ 1.908

**During the year ended June 30, 1996,
  the Fund designated $33,840,437, as capital gain dividends for federal income tax purposes.

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Common stocks traded over-the-counter are valued at the average of the last reported bid and asked prices. Investment transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal and State Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.

Equalization - The Fund uses the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares. During the year ended June 30, 1997, $51,755 was reclassified from undistributed net investment income to capital stock.

2. PURCHASES AND SALES OF SECURITIES:
The aggregate amounts of security transactions during the year ended June 30, 1997 (excluding short-term commercial notes and repurchase agreements), were as follows:

	Purchases               $       60,486,807
	Proceeds from sales             66,426,322

3. MANAGEMENT FEES:
Management fees, which include all normal expenses of the Fund other than taxes, fees and other charges of governmental agencies for qualifying the Fund's shares for sale, special legal fees, interest and brokerage commissions, are paid to Jones & Babson, Inc., an affiliated company. These fees are based on average daily net assets of the Fund at the annual rate of
 .85 of one percent on net assets up to $250,000,000, and .70 of one percent on net assets exceeding that amount. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.


FINANCIAL HIGHLIGHTS
The following table sets forth information as to capital and income changes for a share outstanding for each of the five years in the period ended June 30, 1997:

                                                							 1997    1996    1995    1994    1993
Net asset value, beginning of year                      $14.42  $13.43  $11.78  $12.30  $11.70

  Income from investment operations:
    Net investment income                                 0.09    0.12    0.18    0.20    0.22
    Net gains on securities
	(both realized and unrealized)                           4.16    2.91    2.18    0.27    1.44

  Total from investment operations                        4.25    3.03    2.36    0.47    1.66

  Less distributions:
    Dividends from net investment income                (0.09)  (0.13)  (0.18)  (0.20)  (0.20)
    Distributions from capital gains                    (0.78)  (1.91)  (0.53)  (0.79)  (0.86)
  Total distributions                                   (0.87)  (2.04)  (0.71)  (0.99)  (1.06)

Net asset value, end of year                            $17.80  $14.42  $13.43  $11.78  $12.30

Total return                                                30%     23%     20%     4%      14%


Ratios/Supplemental Data

Net assets, end of year (in millions)                  $  365   $ 280    $ 247   $ 228   $ 245
Ratio of expenses to average net assets                  0.83%   0.85%   0.85%   0.86%   0.86%
Ratio of net investment income to average net assets     0.61%    .82%   1.42%   1.54%   1.54%
Portfolio turnover rate                                    20%     33%     17%     10%     13%

*Average commission paid per equity share traded       $ .0591      -       -       -       -

*Disclosure required for fiscal years beginning after September 1, 1995.

See accompanying Notes to Financial Statements.


REPORT OF INDEPENDENT
PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of David L. Babson Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of David
L. Babson Growth Fund, Inc. (a Maryland corporation), including the statement of net assets as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian or verification of settlement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the David L. Babson Growth Fund, Inc. as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                                ARTHUR ANDERSEN LLP

Kansas City, Missouri
July 28, 1997

This report has been prepared for the information of the Shareholders of David L. Babson Growth Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.




EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund


* Closed to new investors.


JONES & BABSON
MUTUAL FUNDS

2440 Pershing Road
Kansas City, MO 64108-2561
816-471-5200

1-800-4-BABSON
(1-800-422-2766)

http://www.jbfunds.com